CODE
OF
ETHICS
OF
TIMOTHY
PLAN

I.

Introduction

This Code of Ethics has been adopted by Timothy Plan (the "Trust
")
in compliance with Rule 17j-1 (the "Rule") under the Investment Trust Act of 1940, as amended (the "Act") to establish standards and procedures for the detection and prevention of activities by which persons having knowledge of the investments
and
investment
intentions
of
the
Trust
may
abuse
their
fiduciary
duties
to
the Trust,
and
to
deal with other types of conflict-of-interest situations to which the Rule is addressed.
The Rule makes it unlawful for certain persons who have affiliations with the Trust to engage in conduct which is deceitful, fraudulent or manipulative, or which involves false or misleading statements, in connection with
the
purchase or
sale
of
securities
by
the
Trust.
This
Code
of
Ethics
is
intended
to
establish policies and procedures designed to ensure that persons subject to this Code of Ethics and the Rule do not use any information concerning the investments or investment intentions of the Trust, or his or her ability to influence such investment
-
related information, for personal gain or in a manner detrimental to the interests of the Trust.

II.

Principles

This
Code
of
Ethics
acknowledges
the
general
principles
that
persons
affiliated
with
the
Trust:
(A)

owe
a
fiduciary
obligation
to
the
Trust;
(B)

have
the
duty
at
all
times
to
place
the
interests
of
Trust
shareholders
first;
(C)

must
conduct
all
of
their
personal
securities
transactions
in
such
a manner
as
to
avoid
any
actual
or potential conflict of interest or abuse of such person’s position of trust and responsibility; and
(D)

should
not
take
inappropriate
advantage
of
their
positions
in
relation
to
the
Trust.

III.

Definitions
(as
used
herein)

(A)

"Access
Person"
means:
(1)

any
Trustee,
officer,
general
partner
or
Advisory
Person
of
the
Trust
or
any
Adviser
to
the
Trust.
(a)

If an Adviser to the Trust is primarily engaged in a business or businesses other than advising Funds or other advisory clients, the term Access Person means any Trustee, officer, general partner or Advisory Person of the Adviser who, with respect to any Fund, makes any recommendation, participates in the determination of which recommendation will be made, or whose principal
function
or
duties
relate
to
the
determination
of
which
recommendation
will
be made, or who, in connection with his or her duties, obtains any information concerning recommendations on Covered Securities being made by the Adviser to any Fund.
(b)

An
Adviser
is
"
primarily
engaged
in
a
business
or
businesses
other
than
advising
Funds
or
other advisory
clients
"
if, for each of its most recent three
fiscal years or for the period of time since its organization, whichever is less, the Adviser derived, on an unconsolidated basis, more than 50% of its income (or loss), before taxes and extraordinary items, from the other business or businesses.
(2)

Any Trustee, officer or general partner of a principal underwriter who, in the ordinary course of business, makes, participates in or obtains information regarding, the purchase or sale of Covered Securities by
the
Trust for which
the
principal
underwriter
acts,
or whose functions
or
duties
in
the ordinary
course
of
business
relate
to
the making
of
any
recommendation
to
the
Trust,
regarding
the purchase or sale of Covered Securities.
(B)

"
Advisory
Person
"
means:
(1)

Any
employee of the Trust or an Adviser to the Trust (or of any
Trust in a control relationship to the Trust or an investment adviser to the Trust) who, in connection with his or her regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of Covered Securities by
the
Trust,
or whose
functions
relate
to
the making
of
any
recommendations
with
respect to such purchases or sales; and
(2)

Any natural person in a control relationship to the Trust or an Adviser to the Trust who obtains information concerning
recommendations
made
to
the
Trust
with
regard
to
the
purchase
or
sale
of Covered Securities by the Trust.
(C)

"Affiliated
Person"
means:
(1)

Any
officer,
Trustee,
copartner
or
employee
of
the
Trust,
Adviser
and/or
Underwriter;
(2)

any
person
directly
or
indirectly
owning,
controlling
or
holding with
power
to
vote,
5%
or
more
of
the outstanding voting securities of the Trust, Adviser and/or Underwriter;
(3)

any
person
5%
or more
of
whose
outstanding
voting
securities
are
directly
or
indirectly
owned, controlled or held with power to vote, by the Trust, Adviser and/or Underwriter;
and
(4)

any
person
directly
or
indirectly
controlling,
controlled
by,
or
under
common
control
with
the
Trust, Adviser and/or Underwriter.
(D)

"Beneficial
Interest"
means:
(1)

any
interest
by
which
an
Access
Person
or
any
member
of
his
or
her
immediate
family
(relative
by
blood
or marriage living in the same household), can directly or indirectly derive a monetary benefit from the purchase, sale (or other acquisition or disposition) or ownership of a security, except such interests as
Trust’s Code of Ethics Officer
shall
determine
to be
too remote
for the
purpose
of
this
Code
of
Ethics.
(A
transaction
in which an Access Person acquires or disposes of a security in which he or she has or thereby acquires a direct or indirect Beneficial Interest will be referred to in this Code of Ethics as a "personal securities" transaction or as a transaction for the person's "own account").
(2)

At the written request of a person subject to this Code of Ethics, the
Trust’s Code of Ethics Officer
, in their sole discretion or with the advice of counsel, may from time to time issue written interpretations as to whether an Access Person has a
"
Beneficial Interest
"
in a security or a transaction, and whether a transaction is or would be considered to be a
"
personal securities
"
transaction or a transaction
"
for the person’s own
"
account
for
purposes
of
the
reporting
requirements
under
this
Code.
Any
such
written
interpretations
shall be included in Appendix A
attached to and incorporated by
reference into this
Code of
Ethics, and may
be relied upon solely by the person(s) seeking such interpretations.
(E)

"Trust’s Code of Ethics Officer"
means
:
(1)

the Trust
officer appointed by the board to serve as the Trust’s Code of Ethics Compliance Officer
:
(F)

"
Control
"
means:
(1)

the
power
to
exercise
a
controlling
influence
over
the management
or
policies
of
a
Trust
(unless
such
power is solely the result of an official position with such Trust). Any person who owns beneficially, directly or through one or more controlled companies, more than 25% of the voting securities of a Trust shall be presumed to control such Trust.
(G)

"
Covered
Security
"
means:
(1)

all
stock,
debt
obligations
and
other
instruments
comprising
the
investments
of
the
Trust,
including
any warrant or option to acquire or sell a security, and financial futures contracts, except that it does not include:
(a)

Direct
obligations
of
the
Government
of
the
United
States;
(b)

Banker’s
acceptances,
bank
certificates
of
deposit,
commercial
paper
and
high
quality
short-term
debt instruments, including repurchase agreements, and
(c)

Shares
issued
by
open-end
Funds.
(2)

References
to
a
"Security" in
this
Code
of
Ethics
shall
include
any
warrant
for,
option
in,
or
security immediately convertible into that "Security."
(H)

"
Fund
"
means
:
(1)

an
investment
company
registered
under
the
Act,
and
includes
the
Trust.
(I)

A "security held or to be acquired" by the Trust means:
(1)

any
Covered
Security
which,
within
the most
recent
15
calendar
days:
(i)
is
or
has
been
held
by
the
Trust; or (ii) is being or has been considered by an Adviser for purchase by the Trust.
(J)

A
security
is
"being
considered
for
purchase
or
sale
" means:
(1)

from
the
time
an
order is
given
by
or on
behalf
of
the
Trust
to the
order room
of
the Adviser until
all
orders with respect to that security are completed or withdrawn.

IV.

General
Prohibitions

The specific provisions and reporting requirements of the Rule and this Code of Ethics are concerned primarily with those investment activities of Access Persons who are associated with the Trust and who thus may benefit from
or interfere with the purchase or sale of
portfolio securities by the Trust.
However, the
Rule
and
this
Code
of
Ethics
shall
also
apply
to
all
Affiliated
Persons
of
the
Trust,
the Adviser(s),
Sub-
Adviser(s) and the Underwriter ("Covered Persons"), unless specifically stated otherwise.
The
Rule makes
it
"unlawful" for Covered Persons
to engage in
conduct which
is
deceitful, fraudulent, or manipulative,
or which
involves
false
or
misleading
statements,
in
connection
with
the
purchase
or
sale
of securities
by
the
Trust.
Accordingly,
under
the
Rule
and
this
Code
of
Ethics,
no
Covered Person
shall
use any information concerning the investments or investment intentions of the Trust, or his or her ability to influence such investment intentions, for personal gain or in a manner detrimental to the interests of the
Trust.
In
addition,
no
Covered
Person
shall,
directly
or
indirectly
in
connection
with
the
purchase
or
sale
of
a "security held or to be acquired" by the Trust:
(A)

employ
any
device,
scheme
or
artifice
to
defraud
the
Trust;
or
(B)

make
to
the
Trust
or
an
Adviser
any
untrue
statement
of
material
fact
or
omit
to
state
to any
of
the foregoing
a material fact necessary
in
order to make the statements made, in light of the circumstances under which they are made, not misleading; or
(C)

engage
in
any
act,
practice,
or
course
of
business
which
operates
or would
operate
as
a fraud or deceit upon the Trust; or
(D)

engage
in
any
manipulative
practice
with
respect
to
the
Trust.

V.

Prohibited
Transactions

(A)

Blackout
Periods

Subject
to
any
additional
limiting
requirements
that
may
be set
forth
below,
an
Advisory
Person may
not effect a personal securities transaction in a
"
security held or to be acquired
"
by the Trust unless such
person:
(1)

executes
such
transaction
at
a price
equal
to
or
less
advantageous
than
the
price
obtained
for such security by the Trust; and
(2)

reports
to
the
Trust
the
information
described
in
Paragraph
VI
of
this
Code
of
Ethics.
Any
profits
realized
on
personal
securities
transactions
in
violation
of
this
Section
V
shall
be
disgorged.

(B)

Initial
Public
Offerings

An Advisory Person may not acquire any security in an initial public offering, unless such Advisory Person
(1)
obtains
advance written
clearance
of
such
transaction
by
the Trust’s Code of Ethics Officer
and
(2)
reports to the Trust the information described in Paragraph VI of this Code of Ethics.

(C)

Private
Placements

(1)

An Advisory Person may not acquire any security in a private placement, unless such Advisory Person (1) obtains advance written clearance of such transaction by the Trust’s Code of Ethics Officer
and (2) reports to the Trust the information described in Paragraph VI of this Code of Ethics.
When considering whether to grant approval to the Advisory Person to engage in these transactions, the
Trust’s Code of Ethics Officer
shall consider, among other factors, whether the investment opportunity should be reserved for the Trust, and whether the opportunity is being offered to the Advisory Person by virtue of his or her position with the Trust.  If the
Trust’s Code of Ethics Officer
find that the investment opportunity should be reserved to the Trust or that the opportunity is being offered to the Advisory Person by virtue of his or her position with the Trust, the
Trust’s Code of Ethics Officer
shall refuse permission for the Advisory Person to enter into the transaction.
(2)

An Advisory Person who has been authorized to acquire securities in a private placement or an initial public offering shall be required to disclose that investment to the Trust and the appropriate Adviser whenever such Advisory Person participates, either directly or indirectly, in subsequent consideration of an investment in the issuer by any portfolio in the Trust complex.
(3)

In the event that an Advisory Person has been given approval to acquire securities in a private placement or an initial public offering, any decision of the Trust to purchase securities of the issuer of such private placement or initial public offering shall be subject to prior review by the Trust’s Code of Ethics Officer or Chief Compliance Officer.

(D)

Ban
On
Short
-
Term
Trading
Profits

An Advisory Person may not profit from the purchase and sale, or sale and purchase, of the same (or equivalent)
securities
within
60
calendar
days, unless
such
transactions
fully
comply
with
the
restrictions
of Section V(A) of this Code of Ethics.
Any profits realized on non-complying short-term trades shall be disgorged.

(E)

Gifts

Advisory
Persons
may
not
accept
any
gift
or
other
thing
of
more
than
de
minimis
value from
any
person
or entity that does business with or on behalf of the Trust.

(F)

Service
as
a
Trustee
to
Other
Public
Companies

Advisory Persons
may not serve on the board of directors of any publicly traded company, without prior authorization of
a majority
of
the
Trust’s
Board
of
Trustees,
which
authorization
shall
be
specifically
based upon a determination that the board service would be consistent with the interests of the Trust and its shareholders.
If
and when
such
board
service
is
authorized,
the
Advisory
Person
serving
as
a
director
will be isolated from
other Advisory Persons who make investment decisions involving that company through "Chinese Wall" or other procedures.

VI.

Advance
Clearance
Requirement

(A)

Procedures

(1)

From
Whom
Obtained
Persons who desire to enter into personal securities transactions in transactions requiring prior approval under
paragraph
V
above,
must
obtain
the written
approval of
Trust’s Code of Ethics Officer
prior to entering into such transactions.
(2)

Time
of
Clearance
Transaction
clearances
must
be
obtained
not
more
than
three (3)
days
prior
to
the
transaction.
If the trade is not made within three (3) days of the date of clearance, a new clearance must be obtained.
(3)

Form
Persons seeking authorization to enter into transactions requiring prior clearance shall complete and sign a form approved for that purpose by the Trust, which form shall set forth the details of the proposed
transaction.
An
example
of
such
form
is
annexed
hereto
as
Schedule A
("
Clearance Forms
").
Upon
obtaining
authorization
to
enter
into
the
subject
transaction,
the
Trust’s Code of Ethics Officer
authorizing the transaction shall affix their signatures to the Clearance Form to indicate such approval.
(4)

Filing
Copies of all completed Clearance Forms, with all required signatures, shall be retained by the Administrator of
this
Code
of
Ethics
in
accordance
with
the
record
keeping
requirements
set
forth in Section XII of this Code of Ethics.

(B)

Factors
Considered
in
Clearance
of
Personal
Transactions

Trust’s Code of Ethics Officer
may
refuse
to
grant
clearance
of
a
personal
transaction
in
their
sole
discretion
without being required to specify any reason for the refusal.
Generally,
Trust’s Code of Ethics Officer
will consider the following factors in determining whether or not to authorize a proposed transaction:
(1)

Whether
the
amount
or
nature
of
the
transaction,
or
person
entering
into
the
transaction,
is
(2)

likely
to
affect
the
price
or
market
for
the
Security;
(3)

Whether the individual making the proposed purchase or sale is likely to benefit from purchases
or
sales
in
the
same or
similar
security
being
made or
being
considered
by
the Trust; and
(4)

Whether
the
security
proposed
to
be
purchased
or
sold
is
one
that
would
qualify
for
purchase or sale by the Trust.

VII.

Exempt
Transactions

Neither
the
prohibitions
nor
the
reporting
requirements
of
this
Code
of
Ethics
apply
to:
(A)

Purchases,
sales
or
other
acquisitions
or
dispositions
of
Securities
for
an
account
over which
the
person has no direct influence or control and does not exercise indirect influence or control;
(B)

Purchases,
sales
or
other
acquisitions
or
dispositions
of
securities
which
are
not
eligible for
purchase
or sale by any portfolio of the Trust;
(C)

Involuntary
purchases
or
sales;
(D)

Purchases
which
are
part
of
an
automatic
dividend
reinvestment
plan;
and
(E)

Purchases or other acquisitions or dispositions resulting from the exercise of rights acquired from
an issuer
as
part
of
a
pro
rata
distribution
to
all
holders
of
a
class
of
securities
of
such
issuer
and
the
sale of such rights;

VIII.

Reporting
of
Securities
Transactions

(A)

Reporting
Requirements
of
Access
Persons
(1)

Reports Required
:
Unless specifically excepted by other provisions of this Code of Ethics, every Access Person of the Trust, Adviser, Sub-Adviser(s) and Underwriter must provide to the
Trust’s Code of  Ethics Officer
and the Adviser(s) or Underwriter, as applicable, the following reports:
(a)

Initial
Holdings
Reports
-
Not later than ten (10) days after a person becomes an Access Person
, such person shall complete, sign and deliver to the
Trust’s Code of Ethics Officer
, an Initial Holdings Report, a form of which is attached to this Code of Ethics as Schedule B; except that
(i)

Any
person
who
qualified
as
an
Access
Person
prior
to
March
1,
2000
shall
be
exempt from filing an Initial Holdings Report.
(b)

Quarterly
Transaction Reports
-
Not later than ten (10) days after the end of each calendar quarter, each
Access Person
shall make a written report (“Quarterly Transaction Report”), a form of which is attached to this Code of Ethics as Schedule C, to the
Trust’s
Code of Ethics
Officer a
, which;
(i)

With
respect
to
any
transaction
during
the
previous
calendar quarter
in
a
Covered
Security
in which the Access Person had any direct or indirect Beneficial Ownership, contains the following information:
•

The
date
of
the
transaction,
the
title,
the
interest
rate
and maturity
date
(if
applicable), the number of shares and the principal amount of each Covered Security involved:
•

The
nature
of
the
transaction
(i.e.,
purchase,
sale
or
any
other
type
of
acquisition
or
disposition);
•

The
price
of
the
Covered
Security
at
which
the
transaction
was
effected;
•

The
name
of
the
broker,
dealer
or
bank
with
or
through
which
the
transaction
was effected; and
•

The
date
that
the
report
is
submitted
by
the
Access
Person
.
(ii)

With
respect
to
any
account
established
by
the
Access
Person
in
which
any
securities
were held during the previous quarter for the direct or indirect benefit or the Access Person, contains the following information:
•

The
name
of
the
broker,
dealer
or
bank
with
whom
the
Access
Person
established the account;
•

The
date
the
account
was
established;
and
•

The
date
that
the
report
is
submitted
by
the
Access
Person
.
(c)

Annual Holding Reports
-
Not later than thirty (30) days after the end of the Trust’s fiscal year end, each Access Person shall make a written report, a form of which is attached to this Code of Ethics as
Schedule
D
("
Annual
Holdings
Report
"),
to
the
Administrator
of
this
Code
of
Ethics
and the Adviser(s) or Underwriter, as applicable, which:
(i)

Sets
forth
the
title,
number
of
shares
and
principal
amount
of
each
Covered
Security
in
which the Access Person had any direct or indirect beneficial ownership;
(ii)

Sets
forth
the name
of
any
broker,
dealer
or
bank
with
whom
the
Access
Person
maintains
an account in which any securities are held for the direct or indirect benefit of the Access
Person
;
(iii)

Contains
the
date
that
the
report
is
submitted
by
the
Access
Person;
and
(iv)

States
that
the
information
contained
in
the Annual
Holdings
Report
is
current
as
of
a
date not greater than thirty (30) days prior to the date the report was submitted.
(d)

An Access Person of the Trust who is also an Access Person of the Trust’s Underwriter or their affiliates or an Access Person of a Fund’s Adviser or Sub-Advisers may submit reports required by this Section on forms prescribed by the Code of Ethics of such Underwriter, Adviser, or Sub-Adviser provided that such forms comply with the requirements of Rule 17j-1(d)(1) of the 1940 Act and that said Codes of Ethics has been approved by the Trust’s Independent Trustees.

(B)

Exemptions
from
Reporting

(1)

A person need not make an Initial Holdings Report with respect to transactions effected for, and Covered
Securities
held
in,
any
account
over
which
the
person
has
no
direct
or
indirect
influence
or
control.
(2)

A
Trustee
of
the
Trust who
is not
an
"interested
person" of
the
Trust,
as
such
term
is
defined
in
Section 2(a)(19) of
the Act, and who would otherwise be required to make a report solely by
reason of
being a Trustee of the Trust, need not make:
(a)

An
Initial
Holdings
Report
or
an
Annual
Holdings
Report;
and
(b)

A
Quarterly
Transaction Report, unless the Trustee knew, or in the ordinary course of fulfilling his
or her official
duties
as
a
Trustee should have known, that
during
the fifteen
(15) day
period immediately
before
or
after
the
Trustee’s
transaction
in
a
Covered
Security,
the
Trust
purchased or sold the Covered Security, or the Trust or an Adviser considered purchasing or selling the Covered Security.
(3)

An
Access
Person
of
the
Trust’s
Underwriter
need
not
make
a
report
to
the
Underwriter,
if
such
person
makes
a
report
to
the
Trust
and:
(a)

The
Underwriter
is
not
an
affiliated
person
of
the
Trust
or
any
Adviser
to
the
Trust;
and
(b)

The
Underwriter
has
no
officer,
Trustee
or
general
partner who
serves
as
an
officer,
Trustee
or general partner of the Trust or an Adviser to the Trust.
(4)

An Access Person of an Adviser need not make a report to the Adviser, if such person makes a report to the
Trust
and
all
of
the
information
contained
in
such
report
would
duplicate
information
required
to be recorded under §§ 275.204-2(a)(12) or 275.204(a)(13) of the Investment Advisers Act of 1940, as
amended.
(5)

An Access Person need not make a Quarterly Transaction Report if the Report would duplicate information contained
in
broker
trade
confirmations
or
account
statements
received
by
the
Trust
with respect to the Access Person for the applicable quarterly reporting period, but only if such broker trade confirmations or account statements contain ALL of the information required to be reported in the Quarterly Transaction Reports.

(C)

Responsibility
to
Report

The
responsibility
for
taking
the
initiative
to
report
is
imposed
on
each
individual
required to
make
a
report. Any effort by the Trust to facilitate the reporting process does not change or alter that responsibility.

(D)

Where
to
File
Report

All
reports
must
be
filed
with
the
Trust's
Code
of
Ethics
Officer
.

IX.

Confidentiality
of
Trust
Transactions

Until
disclosed
in
a
public
report
to
shareholders
or
to
the
SEC
in
the
normal
course
of
the Trust’s
business, all information concerning Securities "being considered for purchase or sale" by the Trust shall be kept confidential by all Access Persons and disclosed by them only on a "need to know" basis.
It shall be the responsibility of the
Trust's
Code of Ethics
Officer
to report any inadequacy found by him or her to the Board of
Trustees of the Trust or any
committee appointed by
the Board to deal with such information.

X.

Sanctions

Any violation of this Code of Ethics shall be subject to the imposition of such sanctions by the Trust as may be deemed appropriate under the circumstances to achieve the purposes of the Rule and this Code of Ethics which
may
include
suspension
or
termination
of
employment,
a
letter
of
censure
and/or
restitution
of an amount equal to the difference between the price paid or received by the Trust and the more advantageous price
paid or
received by
the
offending
person.
Sanctions
for violation
of
this
Code
of
Ethics by a Trustee of the Trust will be determined by a majority vote of its
Independent
Trustees.

XI.

Administration
and
Construction

(A)

The
administration
of
this Code
of
Ethics shall
be
the
responsibility
of
the
Trust's Code
of
Ethics Officer and
(B)

The
duties
of
such
Trust's Code of Ethics Officer
shall
include:
(1)

Continuous
maintenance
of
a
current
list
of
the names
of
all
Access
Persons
with
an appropriate description of their title or employment;
(2)

Providing
each
Covered Person a copy
of
this
Code of
Ethics
and informing
them
of their duties
and
obligations
thereunder,
and
assuring
that
Covered
Persons
who
are
not
Access Persons are familiar with applicable requirements of this Code of Ethics;
(3)

Maintaining
or
supervising
the maintenance
of
all
records
and
reports
required
by
this
Code
of
Ethics;
(4)

Preparing
listings
of
all
transactions
effected
by
any
Access
Person within
fifteen
(15)
days
of the date on which the same security was held, purchased or sold by the Trust;
(5)

Determining
whether
any
particular
securities
transaction
should
be
exempted
pursuant
to
the provisions of this Code of Ethics;
(6)

Issuing either personally, or with the assistance of counsel as may be appropriate, an interpretation of
this
Code
of
Ethics
which
may
appear
consistent
with
the
objectives
of
the Rule of this Code of Ethics;
(7)

Conducting of such inspections or investigations, including scrutiny of the listings referred to in the
preceding
subparagraph,
as
shall
reasonably
be
required
to
detect
and
report,
with
his
or her recommendations, any apparent violations of this Code of Ethics to the Board of Trustees of the Trust or any Committee appointed by them to deal with such information;
(8)

Submitting a quarterly report to the Trustees of the Trust containing a description of any violation
and
the
sanction
imposed;
transactions
which
suggest
a
possibility
of
a
violation, and any exemptions or waivers found appropriate by the
Trust's Code of Ethics Officer
; and any other significant information concerning the appropriateness of this Code of Ethics.

XII.

Required
Records

The
Trust's Code of Ethics Officer
shall
maintain
or
cause
to
be maintained
in
an
easily
accessible
place,
the
following
records:
(A)

A
copy
of
this
and
any
other
Code
of
Ethics
adopted
pursuant
to
the Rule which
has
been
in
effect during the past five (5) years;
(B)

A
record
of
any
violation
of
such
Codes
of
Ethics
and
of
any
action
taken
as
a
result
of
such
violation;
(C)

A
copy
of
each
report
made
by
the
Trust's Code of Ethics Officer
within
two
(2) years
from
the
end
of
the
fiscal year
of the
Trust
in
which
such
report
and
interpretation
is made
or
issued
and
for
an
additional
three
(3)
years in a place which need not be easily accessible;
(D)

A
list
of
all
persons
who
are,
or
within
the
past
five
(5)
years
have
been,
required
to make
reports pursuant to the Rule and this Code of Ethics; and
(E)

A
copy
of
all
Initial
Holdings
Reports,
Quarterly
Transactions
Reports,
and Annual
Holdings
Reports submitted within the last five (5) years, the first two (2) years in an easily accessible place.

XIII.

Amendments
and
Modifications

This
Code
of
Ethics
may
not
be
amended
or modified
except
in
a written
form
which
is
specifically approved by majority vote of the Independent Trustees of the Trust.
This
Code
of
Ethics was
adopted
by
the
Trust’s
Board
of
Trustees,
including
a majority
of
the
Trust’s
"
Independent Trustees
",
at a meeting held on November
17, 2023
.

ACKNOWLEDGEMENT
OF
RECEIPT OF CODE OF ETHICS

OF

TIMOTHY
PLAN
Required
Report
for
Code
of
Ethics
of
Timothy
Plan
As Adopted November
17, 2023

I,                                                                             ,
certify
by
my
signature
below
as
follows:

1.

I
have
received,
read,
understand
and
agree
to
comply
with
the
Code
of
Ethics
of
Timothy
Plan
(the "Trust"), as adopted on November 17, 2023 (the "Code"); and
2.

I acknowledge that I am an "Access Person" of the Trust, as such term is defined in the Code and that Access
Persons
of
the
Trust
are
generally
required make
periodic
reports
of
their
securities
transactions
and securities holdings; and
3.

I
am
subject
to
the
reporting
requirements
of
the
Code;
and
4.

On
the
first
day
following
the end
of
each
calendar
quarter
(January
1st, April
1st,
July
1st,
October
1st
)
I will receive a Quarterly Securities Transaction Report from the Trust.
I will complete and return the Report to the Trust's Code of Ethics Officer Terry Covert not later than the tenth day of the month in which the Report is sent; and
5.

I
will
inform
the
Trust
of
any
change
in
my
mailing
address
within
ten
(10)
days
of
such
change.

Name
Date                                      Signature

Revised
11/2023